                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                            ENCORE WIRE CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
     5)  Total fee paid:
-------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously paid:
-------------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
     3)  Filing Party:
-------------------------------------------------------------------------------
     4)  Date Filed:
-------------------------------------------------------------------------------

                            ENCORE WIRE CORPORATION
                               1410 MILLWOOD ROAD
                             MCKINNEY, TEXAS 75069


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 8, 2000


         NOTICE is hereby given that the annual meeting of stockholders of Encore Wire Corporation (the "Company") will be held on May 8, 2000, at 9:00 a.m., local time, at the Company's offices, 1411-A Millwood Road., McKinney, Texas, for the following purposes:

                  (1)      To elect a Board of Directors for the ensuing year;

                  (2) To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan;

                  (3) To ratify the appointment of Ernst & Young LLP as auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2000; and

                  (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on March 10, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         A record of the Company's activities and consolidated financial statements for the year ended December 31, 1999, are contained in the enclosed 1999 Annual Report.


Dated:  March 26, 1999.

                                             By Order of the Board of Directors



                                                      SCOTT D. WEAVER
                                                         Secretary



                       ---------------------------------



         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

                            ENCORE WIRE CORPORATION
                               1410 MILLWOOD ROAD
                             MCKINNEY, TEXAS 75069

                                PROXY STATEMENT

                       For Annual Meeting of Stockholders
                           To be Held on May 8, 2000



                                    GENERAL



         The accompanying proxy is solicited by the Board of Directors of Encore Wire Corporation (the "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is March 30, 2000.

         The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc., a proxy solicitation firm located in Carlstadt, New Jersey, to solicit proxies from brokers, banks, nominees, institutional holders and individual holders for use at the meeting at a fee not to exceed a total of $1,500, plus certain expenses. In addition, the Company may use certain of its officers and employees (who will receive no special compensation therefor) to solicit proxies in person or by telephone, facsimile, telegraph or similar means.


PROXIES

         Shares represented by a proxy in the accompanying form, duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is given, such shares will be voted for the election of the nominees for directors named in the accompanying form of proxy and in favor of the other proposal set forth in the notice. Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by filing with the Company a proxy bearing a subsequent date or by voting in person at the meeting.


VOTING PROCEDURES AND TABULATION

         The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the approval of the 1999 Stock Option Plan and the appointment of auditors. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on the voting on the election of directors, provided a quorum is present, because directors are elected by a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote. An abstention with respect to the proposals to approve the 1999 Stock Option Plan and the appointment of auditors will effectively count as a vote against such proposals. A broker non-vote or other limited proxy as to the proposals to approve the 1999 Stock Option Plan and to approve the auditors will be counted towards a meeting quorum, but can not be voted on such proposals and therefore will not be considered a part of the voting power with respect to each such proposal. This has the effect of reducing the number of shares required to be voted in favor of the proposals to approve the 1999 Option Plan and the appointment of auditors in order to approve them.


                               VOTING SECURITIES

         The only voting security of the Company outstanding is its Common Stock, par value $.01 per share. Only the holders of record of Common Stock at the close of business on March 10, 2000, the record date for the meeting, are entitled to notice of and to vote at the meeting. On the record date, there were 15,227,122 shares of Common Stock outstanding and entitled to be voted at the meeting. A majority of such shares, present in person or by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote. Unless otherwise indicated, all share and per share data in this Proxy Statement have been adjusted to give effect to a three for two stock split of the Common Stock on August 18, 1997, and to a three for two stock split of the Common Stock on June 15, 1998.


                             ELECTION OF DIRECTORS

         The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide for nine directors. At the meeting, seven directors will be elected with two vacancies on the Board to remain after the meeting. No stockholder approval or ratification is required for the Board to fill either of the two vacancies.

         Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board of Directors, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

         The nominees of the Board for directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. The table below sets forth certain information with respect to the nominees. All the nominees are presently directors of the Company and, except for John H. Wilson, have served continuously as directors since the date of their first election to the Board. Mr. Wilson served as a director from April 1989 until May 1993 and was re-elected to the Board in May 1994.


VINCENT A. REGO, age 76,                    Mr. Rego has been Chairman of the
director since 1989.                        Board of Directors of the Company
                                            since 1989. In October 1996, he
                                            assumed the duties of President and
                                            Chief Executive Officer. Mr. Rego
                                            served as President until May 1998
                                            when Daniel L. Jones was elected
                                            President of the Company. Mr. Rego
                                            served as President, Chief
                                            Executive Officer and Chairman of
                                            the Board of Directors of Capital
                                            Wire and Cable Corporation, a
                                            manufacturer of electrical wire and
                                            cable products, from 1978 until the
                                            company was sold to The Penn
                                            Central Corporation in 1988. Prior
                                            thereto, Mr. Rego was associated
                                            with predecessors of Capital Wire
                                            in various executive capacities.



DONALD E. COURTNEY, age 69,                 Since 1994, Mr. Courtney has served
director since 1989                         as President and Chairman of the
                                            Board of Directors of Investech,
                                            Ltd., which is a private importing
                                            firm. Mr. Courtney served as
                                            President and Chairman of the Board
                                            of Directors of S.O.I. Industries,
                                            Inc. from 1982 until 1994. During
                                            that period, he was also Chairman
                                            of the Board of Directors of two
                                            subsidiaries of S.O.I. Industries,
                                            Inc., Magnatech Corporation, which
                                            is engaged in videotape
                                            duplication, and Tempo Lighting,
                                            Inc., which manufactures
                                            residential lighting. Mr. Courtney
                                            retired and resigned from these
                                            positions in June 1994. Mr.
                                            Courtney was re-elected to the
                                            Board of Directors of Tempo
                                            Lighting.



DANIEL L. JONES, age 36,                    Mr. Jones was Vice President --
director since May 1994                     Sales and Marketing of Encore from
                                            May 1992 to May 1997, and has
                                            served as Executive Vice President
                                            since May 1997. In October 1997,
                                            Mr. Jones was also named Chief
                                            Operating Officer, and, in May
                                            1998, he was named President. From
                                            1988 until joining the Company in
                                            1989, he was employed as a sales
                                            representative by Lone Star
                                            Transportation Inc., a freight
                                            brokerage firm. From 1985 to 1988,
                                            while pursuing his education, Mr.
                                            Jones attended college while
                                            working on a part time basis for
                                            Capital Wire and Cable Corporation.



JOHN P. PRINGLE, age 70,                    Mr. Pringle has been President of
director since 1990                         Tekserco Inc., which owns and
                                            operates pay telephones, since
                                            1990. Prior thereto, Mr. Pringle
                                            was employed in various capacities
                                            by Capital Wire and Cable
                                            Corporation, most recently as Vice
                                            President- Engineering.

WILLIAM R. THOMAS, age 71,                  Mr. Thomas has been President since
director since 1989                         1980 and Chairman of the Board
                                            since 1982 of Capital Southwest
                                            Corporation, a publicly owned
                                            venture capital investment firm.
                                            Mr. Thomas was a director of
                                            Capital Wire and Cable Corporation
                                            in 1987 and 1988. Mr. Thomas is
                                            also a director of Alamo Group,
                                            Inc., which provides mowing
                                            equipment for agricultural,
                                            commercial and governmental users,
                                            Palm Harbor Homes, Inc., a
                                            manufactured housing company, and
                                            Mail-Well, Inc, which is engaged in
                                            printing and stationary
                                            manufacturing.



JOHN H. WILSON, age 57,                     Mr. Wilson has been President of
director from 1989                          U.S. Equity Corporation, a venture
until May 1993 and since                    capital firm, since 1983 and served
May 1994                                    as President of Whitehall
                                            Corporation from May 1995 to July
                                            1998. Mr. Wilson, who was a
                                            director of Capital Wire and Cable
                                            Corporation from 1985 to 1988, is
                                            also a director of Capital
                                            Southwest Corporation, Norwood
                                            Promotional Products, Inc., which
                                            manufactures and supplies custom
                                            imprinted promotional materials,
                                            and Palm Harbor Homes, Inc., a
                                            manufactured housing company.




JOSEPH M. BRITO, age 77,                    Mr. Brito has been president of C.
director since October 1997.                Brito Construction Company, a
                                            utility contracting firm, and of
                                            Brito Enterprises, Inc. for more
                                            than ten years. Mr. Brito is also a
                                            general partner of Metacom Realty,
                                            a real estate development company,
                                            and an officer of 1776 Liquors,
                                            Ltd. of Bristol, a liquor retailer.
                                            Mr. Brito also has served on the
                                            regional advisory board of Fleet
                                            National Bank, as regional vice
                                            president of the National Utility
                                            Contractors Association and
                                            Administrative Vice President of
                                            the Rhode Island Contractors
                                            Association.




         There are no family relationships between any of the nominees or between any of the nominees and any executive officer of the Company. Mr. Thomas and Mr. Wilson were originally elected to the Board of Directors of the Company pursuant to the terms of a Purchase Agreement dated April 25, 1989 between the Company, Capital Southwest Venture Corporation and certain other persons. Certain provisions of that agreement, including the provisions pursuant to which Messrs. Thomas and Wilson were elected to the Board, were terminated in connection with the initial public offering of the Company's Common Stock in 1992.


            ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS


BOARD MEETINGS AND COMMITTEES

         As permitted by the bylaws of the Company, the Board has designated from its members a compensation committee and an audit committee. The Company does not have a standing nominating committee of the Board or any other committee that performs a similar function. During 1999, the Board of Directors held five meetings. All directors attended at least 80% of such meetings held during the period in which such director served. The current committees of the Board, the composition and functions thereof and the number of meetings held in 1999 are set forth below.

                  Compensation Committee. In 1999, the members of the compensation committee were Donald E. Courtney, William R. Thomas and John H. Wilson. The committee met twice during 1999. The role of the compensation committee is to review the performance of officers, including those officers who are also members of the Board, and to set their compensation. The committee also supervises and administers the Company's employee stock option plans and all other compensation and benefit policies, practices and plans of the Company.


                  Audit Committee. In 1999, the members of the audit committee were Donald E. Courtney, William R. Thomas and John H. Wilson. During 1999, the audit committee met twice. The role of the committee is to review, with the Company's auditors, the scope of the audit procedures to be applied in the conduct of the annual audit as well as the results of the annual audit.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 10, 2000, the beneficial ownership of Common Stock of the Company (the only equity securities of the Company presently outstanding) by (i) each director and nominee for director of the Company, (ii) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock,
(iii) the named executive officers listed in the Summary Compensation Table elsewhere in this proxy statement and (iv) all directors and executive officers of the Company as a group.


                                                                                     COMMON STOCK
                                                                                  BENEFICIALLY OWNED (1)
                                                                           ------------------------------------
                                                                             NUMBER                  PERCENT OF
NAME                                                                        OF SHARES                  CLASS
----                                                                       ----------                ----------
Directors and Nominees for Director
Donald E. Courtney.................................................           132,705                   .8%
Daniel L. Jones....................................................           102,661   (2)             .7%
John P. Pringle....................................................            73,863                   .5%
Vincent A. Rego....................................................         1,463,005   (3)            9.4%
Joseph M. Brito....................................................            35,050   (4)             .2%
William R. Thomas..................................................                --   (5)             --
John H. Wilson.....................................................                --   (5)             --

Named Executive Officers (excluding directors and
  nominees named above)
Scott D. Weaver....................................................            78,060   (6)             .5%
David K. Smith.....................................................            78,476   (7)             .5%
Jon R. Heiges......................................................            29,143   (8)             .2%

All directors and executive
  officers as a group (10 persons)                                          4,709,063   (9)           30.0%

Beneficial Owners of 5% or More (excluding persons
  named above)
Capital Southwest Corporation .....................................         2,724,500   (10)          17.8%
Brookside Capital Partners Fund, L.P. .............................         2,000,000   (11)           6.5%



---------------------------

(1) Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such stockholder.

(2) Includes 73,238 shares of Common Stock subject to stock options that are exercisable within 60 days, 6,750 shares of Common Stock owned by Mr. Jones' spouse and 225 shares owned for the benefit of Mr. Jones' minor son. Mr. Jones disclaims beneficial ownership of the shares owned by his spouse.

(3) Includes 225,000 shares of Common Stock subject to stock options that are immediately exercisable and 1,236,985 shares of Common Stock held by Dorvin Partners, L.P., a family limited partnership. Dorvin Partners, L.P. consists of a trust as its general partner and eight separate family trusts for the benefit of Mr. Rego's two sons as its limited partners. Mr. Rego serves as trustee for the general partner trust and is a co-trustee of four of the limited partnership trusts. Mr. Rego has sole power to vote or to direct the vote and the sole power to dispose of or to direct the disposition of all 1,236,985 shares of common stock held by Dorvin Partners.

(4)      Includes 17,500 shares held by the Brito Family Limited Partnership.

(5) William R. Thomas and John H. Wilson, directors of the Company, are both directors of, and Mr. Thomas is President and Chairman of the Board of, Capital Southwest Corporation. As indicated in the table, Capital Southwest Corporation is a principal stockholder of the Company. Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power with respect to the 2,724,500 shares of Common Stock beneficially owned by Capital Southwest Corporation. Mr. Thomas and Mr. Wilson each disclaim beneficial ownership of such shares.

(6) Includes 13,950 shares of Common Stock subject to stock options that are exercisable within 60 days.

(7) Includes 62,551 shares of Common Stock subject to stock options that are exercisable within 60 days.

(8) Includes 22,500 shares of Common Stock subject to stock options that are exercisable within 60 days.

(9) Includes an aggregate of 397,239 shares of Common Stock that directors and executive officers have the right to acquire within 60 days pursuant to the exercise of stock options and 2,724,500 shares beneficially owned by Capital Southwest Corporation.

(10) Includes 1,849,500 shares held by Capital Southwest Venture Corporation, a wholly-owned subsidiary of Capital Southwest Corporation, as to which Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power as directors and, in the case of Mr. Thomas, as an officer, of Capital Southwest Corporation.

(11) Beneficial ownership of such shares was reported in a Schedule 13G dated December 24, 1998 filed with the SEC by Brookside Capital Partners Fund, L.P. ("Brookside Capital") with respect to its beneficial ownership of Common Stock. In its Schedule 13G, Brookside Capital reports that it beneficially owns all of the shares with sole voting and dispositive power.


         The respective addresses of the holders of five percent or more of the Common Stock of the Company are as follows: Capital Southwest Corporation, 12900 Preston Road, Dallas, Texas 75230; Brookside Capital Partners Fund, L.P., Two Copley Place, Boston, Massachusetts 02116; and Vincent A. Rego, 1410 Millwood Road, McKinney, Texas 75069.


                             EXECUTIVE COMPENSATION

        The Compensation Committee Report appearing below and the information presented herein under the caption "Executive Compensation -- Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act of 1933.


                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

To the Stockholders of
Encore Wire Corporation:

         The Compensation Committee of the Board of Directors (the "Committee") administers the compensation program for executive officers and other management level employees of the Company and makes all related decisions. The Committee also administers the Company's employee stock option plans and makes all decisions regarding the granting of stock options to employees of the Company under such plans.

 The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the long-term success of the Company. The individual judgments made by the Committee are subjective and are based largely on the Committee's perception of each executive's contribution to both past performance and the long-term growth potential of the Company. The principal elements of compensation for executive officers are base salary, discretionary bonus payments and stock options.

 In view of the major decline in the Company's 1999 earnings and the depressed state of the wire and cable industry, the committee determined in December 1999 that there would be no changes in the base salaries of executive officers and certain key management employees during the year 2000 and that the Company would establish no 1999 bonuses for executive officers and certain key management employees.

         From time to time, the Committee granted stock options under the Company's 1989 Stock Option Plan to executive officers and key employees to align their long-term interests with those of the Company's stockholders. The 1989 Stock Option Plan expired in 1999, but on June 28, 1999, the Company's Board of Directors adopted the 1999 Stock Option Plan, subject to stockholder approval. Unexercised options covering 858,453 shares under the 1989 plan remain outstanding and available for exercise. The 1999 Stock Option Plan reserves 300,000 shares of Common Stock for issuance pursuant to non-qualified and/or incentive stock options granted under the plan. Subject to stockholder approval of the 1999 Stock Option Plan, the Committee granted to Daniel L. Jones, the Company's President, an option to purchase 100,000 shares of Common Stock. In addition, the Committee granted options to purchase 16,500 shares in 1999 to other employees. Stock options are granted at exercise prices not less than the fair market value on the date of the grant and thus will have no value unless the value of the Company's Common Stock appreciates. The Committee believes that stock options provide a significant incentive for the option holders to enhance the value of the Company's Common Stock by continually improving the Company's performance.


                                             COMPENSATION COMMITTEE

                                             William R. Thomas, Chairman
                                             Donald E. Courtney
                                             John H. Wilson

SUMMARY COMPENSATION

         The following table sets forth summary information regarding the compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other highest paid executive officers in 1999 for the years indicated.




                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                                                                COMPENSATION
                                                                                               ---------------------
                                                         ANNUAL COMPENSATION                        AWARDS
                                        ----------------------------------------------------------------------------
                                                                                 OTHER         SECURITIES UNDERLYING
          NAME AND                                                               ANNUAL              OPTIONS/
     PRINCIPAL POSITION         YEAR          SALARY         BONUS             COMPENSATION           SARS(#)
     ------------------         ----         --------      --------            ------------    ----------------------
Vincent A. Rego                 1999         $250,000      $     --              $13,939                --
  Chairman and Chief            1998          250,000       350,000               13,057                --
  Executive Officer             1997          250,000       500,000               14,310                --

Daniel L. Jones                 1999         $200,000         $ --                23,710           100,000
  President and Chief           1998          156,250        75,000               21,116                --
  Operating Officer             1997           99,000       100,000               18,711            18,000

David K. Smith                  1999         $118,000         $ --                 4,506                --
  Vice President -              1998          105,000        45,000                1,688                --
  Operations                    1997           99,000        80,000                1,522             6,750

Scott D. Weaver                 1999         $118,000         $ --                 6,551                --
  Vice President -              1998          105,000        50,000                6,088                --
  Finance,                      1997           99,000        80,000                5,392            24,750
  Treasurer and Secretary

Jon R. Heiges                   1999         $118,000         $ --               $19,908                --
 National Sales                 1998          115,000        30,000               19,908                --
 Manager                        1997           90,000        60,000               16,591                --


---------------------

DEFINED BENEFIT PLANS AND OTHER ARRANGEMENTS

         The Company has no defined benefit plans and has not entered into any agreements or arrangements with respect to any of its executive officers.

OPTION GRANTS

         The following table sets forth summary information with respect to options to purchase Common Stock granted during the year ended December 31, 1999 to each of the named executive officers.



                                         Option/SAR Grants in Last Fiscal Year
----------------------------------------------------------------------------------------------------------------
                                                                                              Potential
                                                                                         Realizable Value at
                                                                                            Assumed Annual
                                                                                         Rates of Stock Price
                                                                                              Appreciation
                                  Individual Grants                                         for Option Term(1)
-----------------------------------------------------------------------------------      -----------------------
                          Number of        % of Total
                          Securities       Options/SARs
                          Underlying       Granted to        Exercise
                          Options/SARs     Employees         or Base
                          Granted          in Fiscal         Price       Expiration
         Name             (#) (2)          Year              ($/Sh)      Date            5%($)(3)     10% ($)(4)
------------------        ------------     -----------       --------    ----------      --------     ----------
Vincent A. Rego                  --              --             --              --             --             --
Daniel L. Jones             100,000           85.8%          $6.50        12/16/09       $409,000     $1,036,000
David K. Smith                   --              --             --              --             --             --
Scott D. Weaver                  --              --             --              --             --             --
Jon R. Heiges                    --              --             --              --             --             --


---------------------

(1) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

(2) Shares become eligible for purchase at a rate of 20% per year starting on the first anniversary of the grant.

(3) Represents an assumed market price per share of Common Stock of $10.59.

(4) Represents an assumed market price per share of Common Stock of $16.86.

         The following table summarizes the number and value of options exercised during 1999, as well as the number and value of unexercised options, as of December 31, 1999, held by each of the named executive officers.


     AGGREGATED OPTION EXERCISES IN 1999 AND DECEMBER 31, 1999 OPTION VALUE

                                                                                                    Value of
                                                                             Number of             Unexercised
                                                                            Unexercised           In-the-Money
                                                                            Options at             Options at
                                                                            FY-End (#)           FY-End ($) (1)
                            Shares Acquired                                Exercisable/           Exercisable/
Name                        on Exercise (#)      Value Realized ($)        Unexercisable          Unexercisable
---------------             ---------------      ------------------       ---------------        --------------
Vincent A. Rego                   -                    -                  225,000 shares/            $403,125/
                                                                                0 shares                    0
Daniel L. Jones                   -                    -                   73,238 shares/            $353,225/
                                                                          107,200 shares              112,500
David K. Smith                    -                    -                   62,551 shares/            $324,466/
                                                                            2,700 shares                    0
Scott D. Weaver                   -                    -                   13,950 shares/            $  5,690/
                                                                            9,900 shares                    0
Jon R. Heiges                     -                    -                   22,500 shares/            $ 77,738/
                                                                           22,500 shares               77,738





(1) The closing sales price per share on December 31, 1999 was $7.63 as reported by the NASDAQ National Market System.


COMPENSATION OF DIRECTORS

         Directors do not receive fees for attending meetings of the Board of Directors. The Company does, however, reimburse directors for reasonable travel, lodging and related expenses incurred in attending Board and committee meetings.

PERFORMANCE GRAPH

         The following graph sets forth the cumulative total stockholder return, which assumes reinvestment of dividends, of a $100 investment in the Company's Common Stock, the Peer Group(1) and CRSP Total Return Index for The Nasdaq Stock Market (U.S. companies).

         The Company believes that the Peer Group accurately reflects the Company's peers in the building wire and cable industry. Although the companies included in the Peer Group were selected because of similar industry characteristics, they are not entirely representative of the Company's business.


                COMPARISON OF QUARTERLY CUMULATIVE TOTAL RETURN
           AMONG THE COMPANY, PEER GROUP AND CRSP TOTAL RETURN INDEX
                       FOR THE NASDAQ STOCK MARKET (U.S.)




                                    [GRAPH]






Symbol       CRSP Total Returns Index for:         12/31/94   12/31/95  12/31/96   12/31/97   12/31/98   12/31/99
------       ----------------------------          --------   --------  --------   --------   --------   --------
             Encore Wire Corporation                 100.0      55.7       98.6      263.0      118.9       98.0
             Nasdaq Stock Market (US  Companies)     100.0     141.3      173.9      213.1      300.3      542.4
             Self-Determined Peer Group(1)           100.0     150.0      194.1      240.5      209.6      145.5


-----------------------------

(1) Consists of the following companies, with each company being added to the index on its first date of public trading, as indicated: Cable Design Technologies Corporation (11/24/93), General Cable Corporation (5/16/97), Belden Inc. (9/30/93) and Superior Telecom, Inc. (10/11/96).

                           APPROVAL OF THE COMPANY'S
                             1999 STOCK OPTION PLAN

INTRODUCTION

         On June 28, 1999, the Board of Directors adopted, subject to the approval of the stockholders of the Company, the Encore Wire Corporation 1999 Stock Option Plan (the "Plan"). The Board believes that stock option plans provide an important means of attracting, retaining and motivating key personnel and recommends that stockholders approve the Plan. Because employee directors of the Company are eligible to receive options under the Plan, each employee director has a personal interest in the approval of the Plan.


SUMMARY OF THE PLAN

         A copy of the Plan is attached to this Proxy Statement as Exhibit A. The following summary of the Plan is qualified in its entirety by reference thereto.

         Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected employees of the Company and its affiliates and giving such employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

         Administration. The Plan provides for administration by the Compensation Committee or another committee of the Board (the "Committee"), provided that each member of the Committee must be both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select eligible persons to receive options under the Plan and determine the form and amount and other terms and conditions of such options. Notwithstanding the authority delegated to the Committee to grant options to employees under the Plan, the Board also has full authority, subject to the express provisions of the Plan, to grant options to employees, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of options granted to employees under the Plan and the form of option agreements evidencing options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan; provided, however, that the Board may not grant any Option to any officer (as defined in Rule 16B-3) of the Company or to any employee who is also a member of the Board or to any "covered employee" within the meaning of Section 162(m) of the Code, except upon, and strictly in accordance with, a recommendation of the Committee regarding the number of shares covered by, and the recipient, timing, exercise price and other terms of, such Option.

         Eligibility for Participation. All employees of the Company and its subsidiaries, including employees who are also directors of the Company, are eligible to be selected to participate in the Plan. The selection of employees is within the discretion of the Committee. In making this selection, the Committee and the Board may give consideration to the functions and responsibilities of the participant, his or her past, present and potential contributions to the growth and success of the Company and such other factors deemed relevant by the Committee or the Board. No employee is entitled to receive an option unless selected by the Committee. As of December 31, 1999, the Company and its subsidiaries had a total of 424 employees.

         Stock Options. The board may, in its discretion, designate any option granted as an incentive stock option intended to qualify under Section 422 of the Code. All options shall be subject to the terms, conditions, restrictions and limitations of the Plan, except that the Committee or the Board may, in its sole judgment, subject any option to such other terms, conditions, restrictions and limitations as it deems appropriate, provided they are not inconsistent with the terms of the Plan.

         The Committee or the Board will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Common Stock on the effective date of the option's grant; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the fair market value per share of Common Stock at the date of grant. The term of each option shall be as specified by the Committee or the Board, provided that, unless otherwise designated by the Committee or the Board, no option shall be exercisable later than ten years from the effective date of the option's grant. Upon exercise of an option, the exercise price may be paid by a participant in cash or, in the discretion of the Committee, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the option is exercised and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price and any required withholding taxes.

         Available Shares. The maximum number of shares of Common Stock that shall be available for grant of options under the Plan shall not exceed 300,000, subject to adjustment in accordance with the provisions of the Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated option shall be available for purposes of the Plan. The maximum number of shares of Common Stock for which options may be granted under the Plan to any one employee during a calendar year is 100,000.

         In the event the Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Plan and the maximum number of shares as to which an option or options may be granted to any one optionee during a calendar year shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock in respect of which any option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such option shall be increased or decreased proportionately and the purchase price per shall be decreased or increased proportionately so that the aggregate purchase price for all of the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

         In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an Affiliate, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Plan. These adjustments shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

         As of December 31, 1999, the closing sales price of the Common Stock as reported on the Nasdaq National Market was $7.625 per share.

         Amendment. The Board may alter or amend the Plan but may not, without the approval of the stockholders of the Company, make any alteration or amendment thereof which operates (i) to abolish the Committee, change the qualifications of its members or withdraw the administration of the Plan from its supervision, (ii) to increase the total number of shares of Common Stock that may be granted under the Plan, (iii) to extend the term of the Plan or the maximum exercise period, (iv) to decrease the minimum purchase price, or (v) to materially modify the requirements as to eligibility for participation in the Plan.

         Effectiveness. The Plan will become effective, as of June 28, 1999, the date of its adoption by the Board, when it has been duly approved by the holders of the shares of Common Stock within twelve months after the date of adoption of the Plan by the Board. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from June 28, 1999.

         United States Federal Income Tax Consequences. The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences and such consequences may be either more or less favorable than those described below depending on an employee's particular circumstances.

         Incentive Options. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive option; provided, however, that to the extent that an incentive option is exercised more than three months (twelve months in the event of disability) from the date of termination of employment for any reason other than death, such incentive option will be taxed in the same manner described below for nonqualified options (rather than in the manner described herein for an incentive option). The basis of shares transferred to an optionee pursuant to the exercise of an incentive option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the incentive option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares, or if less (and if the disposition is a transaction in which loss, if sustained, would be recognized), the gain on disposition. Any additional gain or loss realized by the optionee upon such disposition will be a capital gain or loss.

         The excess of the fair market value of shares received upon the exercise of an incentive option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

         The Company is not entitled to a deduction upon the exercise of an incentive option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

         If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or restricted stock option, but not stock acquired through the exercise of a nonstatutory option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive option covering such stock was exercised over the amount paid for such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive option with already-owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

         Nonqualified Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified option. Upon exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized upon the exercise of nonqualified options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. nonqualified options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to the deduction limitations described below.

         The basis of shares transferred to an optionee pursuant to exercise of a nonqualified option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

         If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified option, the number of shares received pursuant to the nonqualified option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not "statutory option stock" or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified option will not be statutory option stock and the optionee's basis in the number of shares received in exchange for the stock delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon the exercise will be equal to the fair market value of the shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock, or how the optionee's basis will be allocated among the shares received.

         The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.


REQUIRED AFFIRMATIVE VOTE

         Provided a quorum is present, the affirmative vote of the holders of at least a majority of the shares of Common Stock of the Company present or represented and voting at the meeting shall be required to approve the Plan.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


                                    AUDITORS

         Based on the recommendation of the Audit Committee of the Board of Directors of the Company, Ernst & Young LLP, which has served as the Company's independent public accountants since the Company's inception, has been appointed by the Board of Directors to audit the financial statements of the Company for the year ending December 31, 2000, subject to the ratification of such appointment by the stockholders of the Company. Although it is not required to do so, the Board of Directors is submitting the selection of auditors for ratification in order to obtain the stockholders' approval of this appointment. If the selection is not ratified, the Board of Directors will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.


                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

         It is contemplated that the 2001 Annual Meeting of Stockholders of the Company will take place during the first week of May 2001. Stockholder proposals for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Stockholders must be received by the Company at its offices in McKinney, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date (month and day only) this Proxy Statement is first distributed to stockholders; provided, that if the 2001 Annual Meeting of Stockholders is changed by more than 30 days from the presently contemplated date, proposals must be so received a reasonable time in advance of the meeting.

         The Board of Directors does not intend to present any other matters at the meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.


                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all of its directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                 ANNUAL REPORT

         The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 1999 Annual Report of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon written request to the Company, Encore Wire Corporation, 1410 Millwood Road, McKinney, Texas, 75069, Attention: Corporate Secretary.


                              By Order of the Board of Directors




                              Scott D. Weaver,

                              Vice President - Finance, Treasurer and Secretary

                                                                       EXHIBIT A

                             ENCORE WIRE CORPORATION

                             1999 STOCK OPTION PLAN


         Section 1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected Employees of the Company and its Affiliates and giving such Employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

         Section 2. Definitions. As used herein the following terms have the following meanings:

                  (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Section 424(e) and (f) of the Code. (A corporation includes any business entity that elects to be classified as an association for federal tax purposes or that otherwise is a corporation for federal tax purposes.)

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Compensation Committee of the Board, each member of which shall be a disinterested person within the meaning of Rule 16B-3 under the Securities Exchange Act of 1934, as amended, and an "outside director' within the meaning of Treasury Regulation
         Section 1.162-27(e)(3) interpreting Section 162(m) of the Code.

                  (e) "Common Stock" means the $.01 par value Common Stock of the Company.

                  (f) "Company" means Encore Wire Corporation, a Delaware corporation.

                  (g) "Employee" means any regular salaried officer or employee of the Company or an Affiliate, including such officers or employees who are also members of the Board.

                  (h) "Fair Market Value" means the closing sales price of the Common Stock on the date in question (or if there is no reported sale on such date, then on the last preceding date on which a report of sale occurred) as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or on any national securities exchange on which the Common Stock is then traded; or if the Common Stock is not listed or admitted to trading on any such exchange and is not listed as a national market security on NASDAQ, but is quoted on NASDAQ (or any similar system), "Fair Market Value" shall mean the average of the closing high bid and low ask prices of the Common Stock on such system on the date in question.

                  (i) "Options" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

                  (j) "Optionee" means an Employee who has been granted an Option under the Plan.

                  (k) "Plan" means this Encore Wire Corporation 1999 Stock Option Plan.

         Section 3. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 300,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan. The maximum number of shares of Common Stock for which options may be granted under the Plan to any one Employee during a calendar year is 100,000.

         Section 4. Administration of the Plan.

                  (a) The Plan shall be administered by the Committee. Each member of the Committee shall be appointed by the Board. The Board shall have the sole continuing authority to appoint members of the Committee, both in substitution for members previously appointed and to fill vacancies.

                  (b) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan, including the authority to place restrictions on the shares of Common Stock to be purchased pursuant to an Option, and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

                  (c) Notwithstanding the authority hereby delegated to the Committee to grant Options to Employees under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant options to Employees under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of Options granted to Employees under the Plan and the form of option agreements evidencing Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan; provided, however, that the Board shall not grant any Option to any officer (as defined in Rule 16B-3) of the Company or to any Employee who is also a member of the Board or to any "covered employee" within the meaning of Section 162(m) of the Code, except upon, and strictly in accordance with, a recommendation of the Committee regarding the number of shares covered by, and the recipient, timing, exercise price and other terms of, such Option.

                  (d) No member of the Committee shall be eligible to receive an Option.

         Section 5. Grant of Options. At any time and from time to time during the duration of the Plan and subject to the express provisions thereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Committee, in its discretion, may designate any Option so granted as an incentive stock option intended to qualify under Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination.

         Section 6. Option Price. The purchase price per share of Common Stock under each Option shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant. Upon exercise of an Option, the purchase price shall be paid in full in cash, or if to the extent provided for under the option agreement for such Option, in cash and or by delivery of shares of Common Stock already owned by the Optionee having an aggregate Fair Market Value equal to the purchase price. The proceeds of such sale shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of any federal, state or local taxes required by law to be withheld in connection with such exercise.

         Section 7. Option Period and Terms of Exercise of Options. Except as otherwise provided for herein, each Option granted under the Plan shall be exercisable during such period commencing on or after the expiration of one year from the date of the grant of such Option as the Committee shall determine; provided that the otherwise unexpired portion of any Option shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of three months from the date of the termination of the Optionee's employment with the Company or an Affiliate for any reason other than death or disability, or (ii) the expiration of one year from the date of the termination of the Optionee's employment with the Company or an Affiliate by reason of death or disability. Anything herein to the contrary notwithstanding the otherwise unexpired portion of any Option granted hereunder shall expire and become null and void immediately upon Optionee's termination of employment with the Company or an Affiliate by reason of such Optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate. Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant. Under the provisions of any option agreement evidencing an Option, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of this Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any Option to any date following the date of grant.

         Section 8. Nontransferability of Options. An Option granted under the Plan shall be transferable by the Optionee only by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

         Section 9. Termination of Employment. Transfers of employment between the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of this Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.

         Section 10. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan and the maximum number of shares as to which an Option or Options may be granted to any one Optionee during a calendar year shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock in respect of which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per shall be decreased or increased proportionately so that the aggregate purchase price for all of the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

         In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an Affiliate, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of

Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

         Section 11. Amendment and Termination of the Plan. Subject to the right of the Board to terminate the plan prior thereto, the Plan shall terminate at the expiration of ten years from June 28, 1999, the date of adoption of the Plan by the Board. No Options may be granted after termination of the Plan. The Board may alter or amend the plan but may not without the approval of the stockholders of the Company make any alteration or amendment thereof which operates (i) to abolish the Committee, change the qualifications of its members or withdraw the administration of the Plan from its supervision, (ii) to increase the total number of shares of Common Stock which may be granted under the Plan (other than as provided in Section 10 hereof), (iii) to extend the term of the Plan or the maximum exercise period provided in Section 7 hereof, (iv) to decrease the minimum purchase price provided in Section 6 hereof (other than as provided in Section 10 hereof), or (v) to materially modify the requirements as to eligibility for participation in the Plan.

         No termination or amendment of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

         Section 12. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

         Section 13. Effective Date of the Plan. The Plan shall become effective, as of the date of its adoption by the Board, when it has been duly approved by the unanimous written consent of the holders of the shares of Common Stock in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Option granted hereunder shall be null and void.

         Section 14. Gender. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.

                     ENCORE WIRE CORPORATION                                  ANNUAL MEETING     Continued from other side
                                                                               MAY 8, 2000

                    The undersigned hereby appoints VINCENT A. REGO and DANIEL L. JONES, and each of them, as the undersigned's
    P      attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of common stock of ENCORE WIRE CORPORATION (the "Company") held of record by
    R      the undersigned on March 10, 2000, at the annual meeting of stockholders to be held on May 8, 2000 or any adjournment thereof.
    O

    X      Please mark boxes [X] in blue or black ink.

    Y      1.       ELECTION OF DIRECTORS:        [ ]  FOR all nominees listed below (except as marked to the contrary below)
                                                  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

           (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
            BELOW.)

           Joseph M. Brito              Daniel L. Jones                 Vincent A. Rego              John H. Wilson
           Donald E. Courtney           John P. Pringle                 William R. Thomas

           2.       PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN:

                              FOR [ ]                  AGAINST [ ]                   ABSTAIN [ ]

           3.       PROPOSAL  TO RATIFY THE  APPOINTMENT  OF ERNST & YOUNG LLP AS  INDEPENDENT  AUDITORS  OF THE  COMPANY FOR THE
           FISCAL YEAR ENDING DECEMBER 31, 2000:

                              FOR [ ]                  AGAINST [ ]                   ABSTAIN [ ]

           4.       The above-named attorney and proxy (or his substitute) is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournment thereof.

                                               THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS
           -----------------------------------------------------------------------------------------------------------------------
                           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
           -----------------------------------------------------------------------------------------------------------------------


                     ENCORE WIRE CORPORATION                                                   ANNUAL MEETING
                                                                                                MAY 8, 2000

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR management's nominees for election as directors and FOR each of the other proposals set forth above.



                                                                   Date:                                           , 2000
                                                                          -----------------------------------------



                                                                   ------------------------------------------------------
                                                                                             Signature



                                                                   ------------------------------------------------------
                                                                                     Signature if held jointly



                                                                   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                                   attorney, executor, administrator, trustee or guardian,
                                                                   please give full title as such. If a corporation, please sign in full corporate name by President or other authorized
                                                                   officer. If a partnership, please sign in partnership name by authorized person.